PROSPECTUS SUPPLEMENT

ReliaStar Life Insurance Company and its ReliaStar Select Variable Account
and
ReliaStar Life Insurance Company and its SelectHLife Variable Account

Supplement dated August 18, 2004, to your current Variable Annuity/Life Insurance Prospectus

This supplement updates certain information contained in your current variable annuity/life insurance prospectus. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

ReliaStar Life Insurance Company (the "Company") and ReliaStar Select Variable Account and SelectHLife Variable Account (the "Variable Accounts") have filed an application with the Securities and Exchange Commission to permit certain funds in which the sub-accounts of the Variable Accounts invest (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

  Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

  Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds managed by expert third party asset managers will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

  Due Diligence. The substitutions will allow the Company to respond to concerns that it has identified in its due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance and well-publicized investigations, claims and regulatory actions and the corresponding negative publicity.

The Substitute Funds.

  Each of the Substitute Funds is a series of ING Partners, Inc. On August 13, 2004, the Board of Directors of ING Partners, Inc. approved changing each Substitute Fund's sub-adviser, name and investment policies and reducing each Substitute Fund's fees and expenses. These actions are necessary to meet the conditions of the substitutions and shall be effective prior to the effective date of the substitutions. The information about the Substitute Funds in this supplement reflects the actions as approved by the ING Partners Board of Directors.

Not all of the Replaced Funds may be available through your variable annuity contract/life insurance policy. Please refer to your product prospectus for the list of Replaced Funds available to you.

133565	Page 1 of 3	August 2004

The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds
Janus Aspen Growth Portfolio -- Institutional Shares	ING Alger Growth Portfolio -- Initial Class (to be renamed the ING American Century Select Portfolio -- Initial Class)
Janus Aspen Mid Cap Growth Portfolio -- Institutional Shares	ING Alger Aggressive Growth Portfolio -- Initial Class (to be renamed the ING T. Rowe Price Diversified Mid Cap Growth Portfolio -- Initial Class)
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares	ING MFS Global Growth Portfolio -- Initial Class (to be renamed the ING Oppenheimer Global Portfolio -- Initial Class)

Important Information about the Proposed Substitutions.

    Prior to the effective date of the substitutions you will receive another prospectus supplement which will indicate the effective date of the substitutions and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a sub-account which invests in a Replaced Fund to any other sub-account or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions all amounts you have allocated to a sub-account which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a sub-account which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your policy value immediately before the substitutions will equal your policy value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described below.

  The investment objective and policies of each Substitute Fund are substantially the same as the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described below.

  Substitute Fund Fees and Expenses. The following table shows the investment advisory fees and other expenses charged annually by each of the Substitute Funds. The figures are a percentage of the average net assets of each fund as of the effective date of the substitutions as approved by the ING Partners Board of Directors. See the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING American Century Select Portfolio -- Initial Class	0.64%	--	0.02%	0.66%	--	0.66%
ING Oppenheimer Global Portfolio -- Initial Class	0.60%	--	0.06%	0.66%	--	0.66%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -- Initial Class	0.64%	--	0.02%	0.66%	--	0.66%

  Certain of the sub-advisers for the Substitute Funds have voluntarily agreed to pay for or reimburse the Company or its affiliates for certain printing, mailing, transaction and/or transition costs associated with the substitutions. These payments are not disclosed in the Fund Fees and Expenses Table above, and they do not increase directly or indirectly the fees and expenses you will pay as a consequence of the substitutions.

133565	Page 2 of 3	August 2004

  Substitute Fund Investment Advisers/Sub-advisers and Investment Objectives. The following table lists the investment advisers and sub-advisers and information regarding the investment objectives of the Substitute Funds. More detailed information about these funds can be found in the current prospectus and Statement of Additional Information for each fund.

Fund Name	Investment Adviser/ Sub-Adviser	Investment Objective
ING American Century Select Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Sub-adviser: American Century Investment Management, Inc.	Seeks long-term capital growth.
ING Oppenheimer Global Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Sub-adviser: OppenheimerFunds, Inc.	Seeks capital appreciation.
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Sub-adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.

133565	Page 3 of 3	August 2004